SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 24, 1997

                      Johnstown America Industries, Inc.
            (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other Jurisdiction of incorporation)

              0-21830                             25-1672791
      (Commission File Number)       (IRS Employer Identification Number)


            980 North Michigan Avenue
            Suite 1000
            Chicago, Illinois                                 60611
            (Address of principal executive offices)        (Zip Code)


                                (312) 280-8844
             (Registrant's telephone number, including area code)

                 Page 1 of 6 consecutively numbered pages;
                       Exhibit Index appears on page 4

Item 5.     Other Events

            Reference  is  made  to  the  press  release  of  Johnstown  America
            Industries,   Inc.  filed  as  Exhibit  99.1  attached   hereto  and
            incorporated by reference herein (the "Press Release").

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            Financial Statements:  None

            (a)Pro Forma Financial Information:  None

            (b)Exhibits:

            Exhibit No.       Document

            99.1              Press Release, dated July 24, 1997

                                  SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       JOHNSTOWN AMERICA INDUSTRIES, INC.





                   By:     /s/ ANDREW M. WELLER
                       --------------------------------------
                               Andrew M. Weller
                               Executive Vice President and Chief
                               Financial Officer (Duly Authorized
                               Officer and Principal Financial Officer)








July 24, 1997